SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
24.   SUBSEQUENT EVENTS

In January 2014, the Board granted a total of 55,111 RSUs pursuant to the 2010 Equity Plan to members of the Board and the two management companies. These RSUs will vest over 3 years at a rate of 1/3 of the number of RSUs granted on each anniversary of the date of grant.

In January 2014, the market index based time charter for Golden Future, which commenced in January 2013, was extended from February 2014 for a minimum period of 11 months and a maximum period of 13 months.

In February 2014, the Company issued 49,489 common shares and paid $464,629 to members of the Board and to the General Manager and the Dry Bulk Manager in settlement of the first, second and third tranches of the RSUs granted in January 2013, December 2011 and December 2010, respectively. A RSU expense has been recognized for these vested RSU’s.

On February 5, 2014, the Board declared a cash distribution of $0.175 per share. The record date was February 19, 2014 and the cash distribution was paid on March 6, 2014.

One of the Company’s claims for charter hire (see Note 23) has been jointly lodged with another claimant’s claim against the same defendant. By early March 2014, just under $25 million had been received in partial settlement. An additional $25 million at least is expected during 2014. No assurance can be provided that the additional amount will be collected. The Company expects to receive approximately 40% of the total settlement amounts received and to be received, to cover its share of the joint claims. The Company has not recognized any of this settlement in its statement of operations for the year ended December 31, 2013.